Exhibit 10.1

                 MVNO MOBILE VIRTUAL NETWORK OPERATOR AGREEMENT

This MVNO MOBILE VIRTUAL NETWORK OPERATOR AGREEMENT (the "Agreement or MVNO Agreement") is made and entered into as of this 10th day of November, 2010,

Among

          VONIFY INC., an Alberta Company Act Company, (herein "Vonify Canada") of 276 Pacific Avenue Suite 3 Toronto, Ontario M6P 2P9 Canada, and,

          VONIFY INC., a Cayman Island corporation (herein "Vonify Cayman"), with offices at PO Box 143 GT (Georgetown), Grand Cayman Island, BWI (British West Indies)
          (Collectively referred to as "Vonify")

And

          MVNO MOBILE VIRTUAL NETWORK OPERATOR CORP., a Canada Business Corporations Act (CBCA) Company (herein the "MVNO"), having its address for service at Suite 101 - 349 Columbia Street, New Westminster, BC V3L 5T6

And

          CYTTA CORP., a Nevada company (herein "Cytta"), having its principal offices at 905 Ventura Way, Mill Valley, California, USA, 94941 and,

          CYTTALK NETWORK COMMUNICATIONS INC., A Canada Business Corporations Act (CBCA) Company (herein "Cyttalk") having its address for service at Suite 101 - 349 Columbia Street, New Westminster, BC V3L 5T6 (Collectively referred to as "Customer")

This Agreement, together with any Service Orders (as described in Section 2 below) executed by MVNO, Cytta and Cyttalk and accepted by Vonify pursuant to the terms hereof shall be referred to collectively as the "MVNO Agreement".
Vonify, MVNO, Cytta and Cyttalk are collectively referred to herein as the "Parties".

                                    RECITALS

A. Vonify is authorized to provide domestic and international telecommunications services (the "Services") to MVNO/Customer as described herein;

B. MVNO is in the business of acquiring, organizing, structuring, marketing and coordinating operations of MVNO's to Customers on an international basis.

C. MVNO has acquired the rights to the Services from Vonify for the USA
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D.  MVNO or  their  Customers  have  the  facilities,  personnel  and  technical expertise to use, resell and support Vonify services in the Territory (as defined in Exhibit A)

E. MVNO proposes to license the rights to the Services acquired from Vonify to Cytta and Cyttalk for the medical and other specified markets;

In reliance upon the mutual promises, representations and covenants set forth below, the parties agree as follows:

                              TERMS AND CONDITIONS

1. PURCHASE AND SALE OF THE SERVICES.

     i. Vonify agrees to allow MVNO to negotiate, license and/or assign all or a portion of the Vonify Services to Customer and/or other approved Customers subject to written approval by Vonify.

     ii. Customer agrees to execute a license of the Services for the medical market from MVNO (herein the "Medical License"

     iii. MVNO agrees to purchase from Vonify, and Vonify agrees to sell Services to MVNO for assignment, license and/or resale to third parties on the Vonify GSM Wireless Network (additional terms governing these Services are set forth in Exhibit A). Unless explicitly agreed to by Vonify in writing, MVNO may only assign, license or resell Services to third parties who are also End Users and such third parties may not further resell the Services.

     iv. Customer agrees to purchase from Vonify, and Vonify agrees to sell Services to Customer pursuant to the Medical License, for resale to third parties on the Vonify GSM Wireless Network (additional terms governing these Services are set forth in Exhibit A). Unless explicitly agreed to by Vonify in writing, Customer may only resell Services to third parties who are also End Users and such third parties may not further resell the Services.

2. TERM. This Agreement commences on the Effective Date set forth above and remains in effect for five (5) years. This Agreement will automatically renew for successive two (2) year renewal terms unless either party provides the other with a notice of termination at least thirty (30) days prior to the end of the then-current term.

3. DEFINITIONS

In addition to terms defined elsewhere in this Agreement, as used in this Agreement the following terms have the following definitions:

     3.1 AFFILIATE(S) means, with respect to MVNO and/or Customer, any other entity that directly controls is controlled by or is under common control with MVNO and/or Customer. Control is deemed to exist when an entity has the direct or indirect possession of the power to direct the management and policies of another entity. Affiliate(s) means with respect to Vonify any entity which, directly or indirectly, is controlled by Vonify, or any partnership, joint venture, consortium or other such entity in which Vonify or its Affiliates have any material form of ownership or any managerial interest. For purposes of this definition, "material form of ownership" shall be deemed to include

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partnerships,  joint ventures,  consortiums or other entities in which Vonify or its Affiliates have at least a thirty percent (30%) ownership interest.

     3.2 APPLICATION(S) mean the software programs, applications or platforms that will be combined with the Services and sold to End Users.

     3.3 APPROVED APPLICATION means an Application that has been tested and approved in writing by Vonify in accordance with this Agreement. Approved applications must meet all GSM standards.

     3.4 APPROVED DEVICE means a Device that has been certified and approved by Vonify for the insertion of SIMs provided by Vonify for activation on Vonify's GSM network. Approved devices must meet all GSM standards.

     3.5 AREA(S) means the areas within the United States where Vonify is authorized to provide the Services. The Area may change from time to time as other territories are added (herein the "Other Areas").

     3.6 COMPANY MARKS means the trademarks and trade names of Company listed in Exhibit A (as such list may be updated from time to time by Company upon notice to MVNO/Customer).

     3.7 CONFIDENTIAL INFORMATION means all data and information of a confidential nature, including know-how and trade secrets, relating to the business, the affairs, the development projects or other products or services of a party. Confidential Information may be communicated orally, in writing or in any other recorded or tangible form. Data and information shall be considered to be Confidential Information: (1) if such information has been marked as proprietary or confidential, (2) if a party has explicitly advised the other party of the confidential nature of such information, whether orally or in writing, or (3) if, due to the character or nature of such information, a reasonable person in a like position and under like circumstances knew or should have known such information was secret and confidential. Without limiting the generality of the foregoing, the Services and terms of this Agreement shall be deemed to be Confidential Information of Company.

     3.8 CRTC means the Canadian Radio-television and Telecommunications Commission.

     3.9 DEVICE means the equipment used by MVNO/Customer Subscriber or End User to originate or receive wireless transmissions on the Network, including any wireless telephone, wireless modem, wireless SIM (Subscriber Identity Module) Card, and any accessories.

     3.10 END USER means a customer purchasing Services from MVNO/Customer for its own internal purposes and not for resale or distribution to, or use on behalf of, others.

     3.11 END USER AGREEMENT means the written agreement between MVNO/Customer and an End User pursuant to which such End User receives Services in accordance with such agreement.

     3.12 EVENTS OF DEFAULT means the following:

     1) The execution of any assignment for the benefit of creditors or the filing for relief by either party under any applicable bankruptcy, reorganization, moratorium, or similar debtor relief;
     2) The appointment of a receiver for MVNO and/or Customer or Vonify or for substantially all of their respective assets or properties; or
     3) Either party's failure to pay any sum owed to the other hereunder at the time such amount comes due; or
     4) MVNO/Customer's failure to furnish a security deposit as may be required pursuant to this Agreement; or

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     5)   Either party's failure to perform or observe any other term, condition, or covenant to be performed by it under this Agreement; or
     6) The commission of any illegal act (excluding misdemeanour traffic offenses and other minor misdemeanours not involving dishonesty or moral turpitude) by or the filing of any criminal indictment or information against a party, its proprietors, Customers, officers, directors or shareholders (to the extent such shareholders control in the aggregate or individual 10% or more of the voting rights or equity interests of such party); or
     7) MVNO/Customer giving Vonify two or more checks within a 12-month period that are not paid when presented due to insufficient funds; or
     8)   An unauthorized assignment of this Agreement; or
     9) MVNO/Customer's failure to meet the eligibility requirements or any of the terms and conditions of the Service Plans selected by MVNO/Customer; or
     10) MVNO/Customer's failure to utilize Devices compatible with the Vonify GPRS wireless data network or other Vonify network, as determined by Vonify.
     11) In the reasonable judgment of Vonify and upon thirty (30) calendar days prior written notice, the passage or adoption of any law, rule, or regulation that will make it materially more expensive or difficult to provide Services under this Agreement.

     3.13 FCC means the U.S. Federal Communications Commission.

     3.14 GSM means the Global System for Mobility.

     3.15 INTEGRATED CIRCUIT CARD IDENTIFIER ("ICCID") means the number that uniquely identifies a SIM card.

     3.16 INTELLECTUAL PROPERTY RIGHTS means all present and future worldwide copyrights, trademarks, trade secrets, patents, patent applications, moral rights, contract rights, and other proprietary rights.

     3.17 INTERNATIONAL MOBILE SYSTEM IDENTITY ("IMSI") means in Global System for Mobile Communications ("GSM") systems, information that is stored on the SIM relevant to network selection. The IMSI contains the user identity module - mobile country code ("UIM-MCC") and the user identity module - mobile network code ("UIM-MNC").

     3.18 MOBILE STATION INTEGRATED SERVICES DIGITAL NETWORK NUMBER. ("MSISDN') means the telephone number of a GSM mobile phone.

     3.19 MSR means the minimum monthly service revenue required under this Agreement.

     3.20 NETWORK means those integrated mobile switching facilities, servers, cell sites, telecom and internet connections, billing systems, validation systems, gateways, landline switches and other related facilities used to provide Services.

     3.21 NUMBER means the telephone, data and/or messaging number(s) assigned to MVNO/Customer for each End User to enable access to Service, including without limitation the MSISDN (mobile station integrated services digital network number).

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     3.22 PCS means a personal  communications  service and/or network operating on any frequency authorized and properly licensed by the FCC or CRTC and of which the communications service and/or network is authorized to operate using Global System for Mobile communications (GSM) digital transmission technology or an approved variant thereof.

     3.23 SERVICES mean the wireless telecommunications services for Global System for Mobile (GSM) communications. Unless specifically modified in writing by parties, this agreement will not include Enhanced Data for Global Evolution
(EDGE), 3G, 4G or Universal Mobile Telephone Service (UMTS).

     3.24 SERVICE PLAN means the particular set of rates, terms and conditions at which Vonify makes Services available to MVNO/Customer.

     3.25 SUBSCRIBER IDENTITY MODULE ("SIM") means a specially programmed microchip that inserts into a GSM Device which encrypts transmissions and identifies the user to the mobile network.

     3.26 SIM CARD means the Subscriber Identity Module card which is issued to each End User associated with a ten (10) digit telephone number assigned to such End User to provide access to the Services.

     3.27 SIP means Session Initiation Protocol.

     3.28 SMS means Short Messaging System.

     3.29 SUBSCRIBER means any person or entity purchasing Service from Vonify, including MVNO/Customer. An End User is not a Subscriber.

     3.30 SUBSCRIPTION FRAUD means using or assisting another to use any scheme, false representation, or false credit device, or other fraudulent means or devices in connection with Service; including, but not limited to, the fraudulent production of information regarding a person's identity or the use of unauthorized credit.

     3.31 TAXES means all taxes associated with the marketing, resale and delivery of the Services, including, but not limited to, sales, use, excise, franchise, withholding, value-added, consumption and similar taxes and all customs, duties or other governmental impositions, but excluding taxes calculated on Company's net income.

     3.32 TERRITORY means the geographical boundaries in which Vonify's services may be marketed and sold. Defined in Exhibit A.

     3.33 UNAUTHORIZED ACCESS means any unauthorized use of Services through the modification of the IMSI or other authentication method associated with a Device which shall include the practices generally referred to as "counterfeiting," "cloning fraud," or "tumbling fraud."

     3.34 VOIP means Voice over Internet Protocol.

     3.35 WI-FI means Wireless Fidelity.

4. SERVICE

     4.1 ESTABLISHING AN ACCOUNT.

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          4.1.1.  ACCOUNT  REQUESTS.   MVNO/Customer  will  provide  information
reasonably requested to establish a billing account within ten (10) days of the Effective Date. Once all requested information is received by Vonify, Vonify will use its best efforts to establish MVNO/Customer's account(s) within thirty
(30) days. Once the account is established, MVNO/Customer will be charged the one-time account set-up fee set forth in Exhibit A.

          4.1.2 CUSTOMIZATION. Customized branding is not included in the scope of this agreement. Should MVNO/Customer require a custom branding or additional customization development, Vonify may at its sole discretion provide a separate quotation for such development.

     4.2 APPLICATION REQUIREMENTS. MVNO/Customer will only activate SIMs on a Service Plan for use with Approved Applications. Prior to activating SIMs on any Service Plan, Applications must pass all testing requirements to the standards defined by Vonify. In order for an Application to be deemed an Approved Application, MVNO/Customer must obtain written approval from Vonify with regard to the specific Application at issue for use under this Agreement. In the event that either: 1) no Application is submitted by MVNO/Customer for certification within thirty (30) days of the Effective Date; or 2) no Application passes testing requirements within ninety (90) days of the Effective Date, Vonify may terminate this Agreement upon ten (10) days' notice to MVNO/Customer. Upon request by Vonify, MVNO/Customer will make technical personnel available to assist in the testing. MVNO/Customer must maintain business records that demonstrate End Users are using the Service only in connection with Approved Applications. Vonify shall have the right, upon thirty (30) days notice to MVNO/Customer, to periodically audit such business records of MVNO/Customer to ensure that End Users are only using the Service in connection with Approved Applications.

     4.3 ASSIGNING SIMS

          4.3.1 INITIAL ASSIGNMENT AND SUBSEQUENT ORDERS. Once a billing account is established, MVNO/Customer shall place an initial order for SIMs. Vonify may, in its sole discretion, impose a minimum or maximum number of SIMs that may be ordered at one time. MVNO/Customer may then order additional SIMs as needed. Subject to the availability of SIMs, the imposition of additional processes on Vonify by third parties in order to obtain the SIMs, and the capacity of the Vonify facilities, such additional SIMs will be supplied to MVNO/Customer under normal circumstances within ten (10) weeks after Vonify's receipt of the order. As a general rule, Vonify shall process orders for SIMs from all Subscribers, including Subscribers who are owned or controlled by Vonify or an Affiliate of Vonify, in the sequence in which orders for additional SIMs are received. Vonify's obligation to provide additional SIMs to MVNO/Customer shall cease upon: (a) receipt by Vonify of MVNO/Customer's notice of termination; or (b) issuance by Vonify of notice of termination or notice of an Event of Default. If MVNO/Customer cures the Event of Default described in the notice within the required period, Vonify shall then be obligated to provide SIMs as set forth in this Section 4.3. Vonify will charge the MVNO/Customer a fee for each SIM provided as stated in Exhibit A. Unless otherwise stated, an Approved Device and SIM are required for all Service Plans.

          4.3.2 NUMBER CONSERVATION. MVNO/Customer and Vonify shall follow reasonable number conservation policies generally accepted by the telecommunications industry and Vonify may, from time to time upon reasonable notice to MVNO/Customer, change Number assignments in conformity with such policies, including changes requested or ordered by federal or state regulatory authorities or by number administrators recognized by such authorities as having responsibility for the assignment of telephone numbers. If Numbers are unavailable, Vonify may follow generally accepted industry standards and/or

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regulatory  requirements,  if any,  in  responding  to the  shortage of Numbers.
Vonify shall incur no liability to MVNO/Customer for Number shortages.

          4.3.3 OWNERSHIP OF NUMBERS. MVNO/Customer acknowledges that, subject to FCC number portability rules, neither it nor any End User shall have or acquire any proprietary right in any specific Number or Number block provided by Vonify.

     4.4 ACTIVATION OF SERVICE

          4.4.1 ACTIVATION REQUESTS. Vonify shall use reasonable efforts to activate SIMs as soon as practicable (normally within two (2) business day, excepting holidays, following receipt by Vonify of a completed activation request. Vonify will make reasonable efforts to provide MVNO/Customer with a portal with which MVNO/Customer's customer service agents shall be able to activate and deactivate SIMs of MVNO/Customer's customers and End Users. Vonify shall not be obligated to activate Service for any SIM assigned to MVNO/Customer if MVNO/Customer has committed an Event of Default which has not been cured within the applicable cure period described in Section 16.1. MVNO/Customer will be charged an Activation Fee for activation of a SIM as defined in Exhibit A.

          4.4.2 RESTRICTIONS. A Number may not be associated with more than one SIM at the same time, unless otherwise approved by Vonify. Furthermore, Vonify reserves the right to deny Service at the point of activation to SIMs appearing on Vonify's service deny lists for one of a variety of reasons, including, but not limited to, cases where the SIM is stolen, has been used for fraudulent purposes, is not used in an Approved Device, is not used with an Approved Application or is defective. Vonify shall notify MVNO/Customer in such cases as to the reason for denial of Service for each SIM. Vonify is not liable to MVNO/Customer or End Users if Service is denied, or a requested modification is not made to a SIM appearing on the then-current service deny lists.

     4.5 MODIFICATION OR TERMINATION OF SERVICE. Subject to the limitations described in this Agreement, if MVNO/Customer desires to modify or terminate Services with respect to one or more SIM(s), MVNO/Customer shall provide notice to Vonify of such modification or termination specifying the SIM and such additional information as Vonify may reasonably require. Such notice shall be provided by an authorized representative of MVNO/Customer and shall be given during Vonify's regular business hours. Vonify's regular business hours are 9:00 a.m. to 5:00 p.m., Eastern Time, Monday-Friday. Except for a change to the Service Plan, Vonify shall modify or terminate Services to such SIM(s) under normal circumstances within four (4) business days following receipt of such notice from MVNO/Customer. Modifications to Service Plans will not go into effect until the next billing cycle. Notwithstanding the foregoing, Vonify may modify or terminate Services with respect to one or more SIM(s) as provided below in Section 10 with respect to abuse or fraudulent use. Vonify shall have the right to establish policies regarding the length of time between deactivating and reactivating the same SIM.

     4.6 TROUBLESHOOTING. Vonify will provide to MVNO/Customer, and not directly to End Users, network monitoring support, technical assistance support and trouble-shooting support regarding the Service as Vonify deems reasonable. MVNO/Customer will cooperate with Vonify in any troubleshooting of the Device or the Network as required to maintain the efficient operation of the Service.

     4.7 LIMITATIONS ON SERVICE

          4.7.1 GENERAL LIMITATIONS. MVNO/CUSTOMER ACKNOWLEDGES THAT SERVICE IS MADE AVAILABLE ONLY WITHIN THE OPERATING RANGE OF THE NETWORK. SERVICE MAY BE

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TEMPORARILY  REFUSED,   INTERRUPTED,  OR  LIMITED  BECAUSE  OF:  (a)  FACILITIES
LIMITATIONS; (b) TRANSMISSION LIMITATIONS CAUSED BY ATMOSPHERIC, TERRAIN, OTHER NATURAL OR ARTIFICIAL CONDITIONS ADVERSELY AFFECTING TRANSMISSION, AND OTHER CAUSES REASONABLY OUTSIDE OF VONIFY'S CONTROL; OR (c) DEVICE MODIFICATIONS, UPGRADES, RELOCATIONS, REPAIRS, AND OTHER SIMILAR ACTIVITIES NECESSARY FOR THE PROPER OR IMPROVED OPERATION OF SERVICE. CONNECTIONS MAY BE "DROPPED" (I.E., INVOLUNTARILY DISCONNECTED) FOR A VARIETY OF REASONS, INCLUDING, WITHOUT
LIMITATION,   ATMOSPHERIC  CONDITIONS,   TOPOGRAPHY,   WEAK  BATTERIES,   SYSTEM
OVERCAPACITY, MOVEMENT OUTSIDE A SERVICE AREA OR GAPS IN COVERAGE WITHIN A SERVICE AREA. VONIFY SHALL INCUR NO LIABILITY FOR ITS INABILITY TO PROVIDE ADEQUATE SERVICES HEREUNDER IF SUCH INABILITY IS DUE TO THE ABOVE LIMITATIONS OR TO CAUSES BEYOND THE REASONABLE CONTROL OF VONIFY. NOR SHALL VONIFY BE RESPONSIBLE FOR ANY ACT OR OMISSION RELATED TO NON-VONIFY EQUIPMENT OR SYSTEMS USED IN CONNECTION WITH THE SERVICE.

          4.7.2 LIMITATIONS ON ROAMING SERVICE. VONIFY WILL PROVIDE THE SAME ACCESS TO ROAMING CAPABILITIES (INCLUDING "IN-AREA" ROAMING WHERE AVAILABLE) THAT IS MADE AVAILABLE BY VONIFY TO OTHER SIMILARLY SITUATED SUBSCRIBERS PROVIDED THAT DEVICES WITH SIMILAR TECHNICAL CAPABILITIES AND PROGRAMMING IS USED BY END USERS. THE AVAILABILITY OF ROAMING SERVICES, AND THE CHARGES FOR THOSE SERVICES, IS DEPENDENT IN PART ON THE TYPE OF DEVICE USED BY END USERS AND THE PROGRAMMING OF THAT DEVICE. VONIFY MAKES NO WARRANTIES OR REPRESENTATIONS AS TO THE AVAILABILITY OR QUALITY OF ROAMING SERVICE PROVIDED BY OTHER WIRELESS CARRIERS, AND VONIFY SHALL HAVE NO LIABILITY WHATSOEVER FOR ANY ERRORS, OUTAGES, OR FAILURES OF ROAMING SERVICES PROVIDED BY OTHER WIRELESS CARRIERS.

          IF VONIFY, OR ANOTHER ENTITY WITH WHOM VONIFY HAS A SERVICE PROVIDER AGREEMENT, DISCOVERS OR SUSPECTS ABUSE OR FRAUD WITH RESPECT TO CERTAIN NUMBERS, THEN ROAMING PRIVILEGES MAY BE SUSPENDED WITH RESPECT TO SUCH NUMBERS. VONIFY SHALL USE COMMERCIALLY REASONABLE EFFORTS TO PROVIDE MVNO/CUSTOMER WITH PRIOR, OR PROMPT SUBSEQUENT, NOTIFICATION OF THE SUSPENSION OF THE ROAMING SERVICE. VONIFY SHALL HAVE NO LIABILITY TO MVNO/CUSTOMER REGARDING THE UNAVAILABILITY OR SUSPENSION OF ROAMING SERVICE BY OTHER CARRIERS.

          TO THE EXTENT ACCESS TO ROAMING CAPABILITIES IS PROVIDED BY VONIFY TO MVNO/CUSTOMER, IT SHALL BE DEEMED TO BE A "SERVICE" AS DEFINED IN SECTION 3 ABOVE, AND THE USE OF SUCH ROAMING BY MVNO/CUSTOMER OR MVNO/CUSTOMER END USERS SHALL BE GOVERNED BY THE PROVISIONS OF THIS AGREEMENT.

          4.7.3 PRIVACY. THE NETWORK HAS MANY COMPLEX ELEMENTS AND IS NOT GUARANTEED AGAINST EAVESDROPPERS, HACKERS, DENIAL OF SERVICE ATTACKS, VIRUSES, OR INTERCEPTORS. MVNO/CUSTOMER AGREES THAT VONIFY SHALL NOT BE LIABLE TO MVNO/CUSTOMER OR TO END USERS FOR ANY LACK OF PRIVACY OR SECURITY.

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     4.8 RELATIONSHIP WITH END USERS

          4.8.1 GENERALLY. In all dealings within the scope of this Agreement, Vonify, MVNO and Customer acknowledge and agree that the relationship created by this Agreement is that of independent contracting parties and is not, and will not, be deemed to be any other relationship, including, without limitation, that of dealer, agent, joint venture, joint employers or a partnership. Vonify, MVNO and Customer assume full reasonability for the acts, supervision and control of their own respective employees. MVNO and Customer are not a general agent of Vonify. When conducting business under this Agreement, MVNO and Customer may not identify itself as related in any way with Vonify unless explicitly approved in writing by Vonify. MVNO and Customer must refrain from any business practice, promotion, or advertising that may be injurious to the business or goodwill of Vonify. Vonify is obligated only to MVNO and/or Customer and not to End Users, who are not to be deemed third-party beneficiaries of this Agreement. MVNO and Customer are solely responsible for all risks and expenses incurred with its provision of the Service to End Users. MVNO and Customer will act on its own account in all respects and will be solely responsible for such things as credit verification and obtaining a letter of credit, deposits, billing, collection, and bad debt.

          4.8.2 DISCLOSURES TO END USERS. MVNO and Customer will disclose to End Users the following provisions:

          (i) [END USER] HAS NO CONTRACTUAL RELATIONSHIP WITH THE UNDERLYING SERVICE PROVIDER AND [END USER] IS NOT A THIRD PARTY BENEFICIARY OF ANY AGREEMENT BETWEEN [CUSTOMER] AND UNDERLYING SERVICE PROVIDER. [END USER] UNDERSTANDS AND AGREES THAT THE UNDERLYING SERVICE PROVIDER SHALL HAVE NO LEGAL, EQUITABLE, OR OTHER LIABILITY OF ANY KIND TO [END USER]. IN ANY EVENT, REGARDLESS OF THE FORM OF THE ACTION, WHETHER FOR BREACH OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE, [END USER's] EXCLUSIVE REMEDY FOR CLAIMS ARISING IN ANY WAY IN CONNECTION WITH THIS AGREEMENT, FOR ANY CAUSE WHATSOEVER, INCLUDING BUT NOT LIMITED TO ANY FAILURE OR DISRUPTION OF SERVICE PROVIDED HEREUNDER, IS LIMITED TO PAYMENT OF DAMAGES IN AN AMOUNT NOT TO EXCEED THE AMOUNT PAID BY [END USER] FOR THE SERVICES DURING THE TWO (2)-MONTH PERIOD PRECEDING THE DATE THE CLAIM AROSE.

          (ii) [END USER] SHALL INDEMNIFY AND HOLD HARMLESS THE UNDERLYING SERVICE PROVIDER AND ITS OFFICERS, EMPLOYEES, AND AGENTS AGAINST ANY AND ALL CLAIMS, INCLUDING WITHOUT LIMITATION CLAIMS FOR LIBEL, SLANDER, OR ANY PROPERTY DAMAGE, PERSONAL INJURY OR DEATH, ARISING IN ANY WAY, DIRECTLY OR INDIRECTLY, IN CONNECTION WITH THIS AGREEMENT OR THE USE, FAILURE TO USE, OR INABILITY TO USE THE NUMBER EXCEPT WHERE THE CLAIMS RESULT FROM THE UNDERLYING SERVICE PROVIDER'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. THIS INDEMNITY SHALL SURVIVE THE TERMINATION OF THE AGREEMENT.

          (iii) [END USER] HAS NO PROPERTY RIGHT IN ANY NUMBER ASSIGNED TO IT, AND UNDERSTANDS THAT ANY SUCH NUMBER CAN BE CHANGED FROM TIME TO TIME.

           (iv) [END USER] UNDERSTANDS THAT [CUSTOMER] AND THE UNDERLYING SERVICE PROVIDER CANNOT GUARANTY THE SECURITY OF WIRELESS TRANSMISSIONS, AND WILL NOT BE LIABLE FOR ANY LACK OF SECURITY RELATING TO THE USE OF THE SERVICES.

          (v) THE SERVICE IS FOR [END USER'S] USE ONLY AND [END USER] MAY NOT RESELL THE SERVICE TO ANY OTHER PARTY.

     If MVNO and Customer fails to disclose these provisions to End User, Vonify shall have the right to terminate Service to MVNO and Customer.

          4.8.3 END USER SUPPORT. MVNO and Customer are solely responsible for all interactions with End Users with respect to the Services. This includes, but is not limited to, taking the End Users' calls and using reasonable commercial efforts to remedy any problem without Vonify's participation. MVNO and Customer will report a problem to Vonify only upon reasonable verification that the problem is related to the Vonify Network and not due to misuse, malfunction or the failure of the Device to meet the technical standards for compatibility with the Services, or failure of the End User to understand how to use the Services.

          4.8.4 END USER COMMUNICATIONS. Vonify will have the continuing right to market and sell the Services and any other communications services to any third party, outside the Territory, including but not limited to current, future and potential End Users, and to communicate with such third parties, including but not limited to with respect to MVNO/Customer's performance hereunder.

          4.8.5 MVNO/CUSTOMER OBLIGATIONS. MVNO/Customer will lead all sales efforts with the end users to which they are selling their bundled product (combination of Approved Application, Services, and Approved Device). This will include all lead generation activities, qualification, pre-sales, and post sales support. MVNO/Customer will be responsible for all terms, conditions and MVNO/Customer contract issues with respect to the bundled products. Vonify reserves a limited right to review and approve all advertising, promotional and End User training materials used or distributed by MVNO/Customer that relate to factual matters pertaining solely to the Services. Vonify will conduct said review without undue delay. MVNO/Customer is responsible for all billing, collection and settlements with End Users.

     4.9 ADDITIONAL PROCEDURES. In addition to complying with the requirements of this Agreement, MVNO/Customer will comply with such other policies and procedures reasonably established by Vonify for obtaining SIMs, configuring and programming a Device, activating or deactivating Services with respect to any End User, and other activities contemplated by this Agreement. Vonify may from time to time modify these policies and procedures by giving MVNO/Customer notice.

     4.10 AUTHORIZED REPRESENTATIVES. Vonify, MVNO and Customer shall each notify the other of their respective authorized representatives for purposes of giving and receiving the notices for any Service orders, including those that involve the activation, change, or discontinuance of Services. Each party may appoint no more than three (3) representatives at any time, unless the other party consents to a greater number, which consent will not be unreasonably withheld. The notice of appointment, and the authority of the representative, shall remain effective until the notice is cancelled or amended by the party for which such representative is acting. Vonify will not accept any notice or orders from any End User or other agent of MVNO/Customer.

5. SIM POLICY

     5.1 GENERALLY. The parties have agreed that Vonify may sell SIMs to MVNO and Customer for insertion into Approved Devices. If MVNO and Customer elects, it may test the SIMs and Vonify may pass on any costs it incurs in connection with such testing. MVNO/Customer will comply with the terms set forth in this
Section 5.

     5.2 SIM LIMITATIONS AND REPORTING. Vonify may set purchase limits on MVNO and Customer's orders of SIMs. MVNO/Customer is only authorized to purchase a quantity of SIMs that may reasonably be used for activations on Vonify's Service under the Agreement. Vonify will generate reports regarding the activation or non-activation of SIMs on Vonify's Services. Vonify may cancel sales of SIMs to MVNO and /or Customer if, in Vonify's discretion, an unreasonably high percentage of SIMs is not activated to Vonify's Service. In addition to any other audit rights under the Agreement, Vonify may perform an audit of MVNO and/or Customer's records and physical inventory relating to SIMs upon reasonable advance notice to MVNO and/or Customer.

     5.3 AUTHORIZED USE OF SIMS

          5.3.1 APPROVED DEVICE. MVNO and/or Customer is only authorized to use SIMs purchased under this Agreement by properly inserting them into Approved Devices. Only SIMs purchased under this Agreement may be inserted into or combined with an Approved Device for use on Vonify's Network.

          5.3.2 SPECIFIC PROHIBITIONS. MVNO and/or Customer is not permitted to use the SIMs purchased from Vonify in any manner other than as set forth in
Section 5.3.1 above. Specifically and without limitation, MVNO/Customer must not:

          (i) Insert the SIMs into Devices bearing a Vonify mark, or purchased from Vonify that has been packaged with a Vonify SIM;

          (ii) Insert the SIMs into any device not expressly approved of in writing by Vonify;

          (iii)Sell, trade or dispose in any manner the SIMs separate from the Approved Device;

          (iv) Sell, trade or dispose in any manner SIMs, whether separately or together with Approved Devices, to any individual or entity other than the expected End User of that SIM and Device; or

          (v)  Program, reprogram, or tamper with the SIMs in any manner.

          5.3.3 NO THIRD-PARTY SIMS. MVNO and/or Customer is only authorized to purchase SIMs directly from Vonify or Vonify's designee for use on Vonify's Network. MVNO and/or Customer is not permitted to purchase SIMs for use on Vonify's Network from any other source not approved by Vonify, even if they originally came from Vonify. MVNO and/or Customer may not use SIMs purchased from any party not authorized by Vonify in any Device to be activated on Vonify's Network. MVNO and/or Customer must inform Vonify of any other individuals or entities that it learns are offering SIMs alleged to be compatible with Vonify's Network and must cooperate with Vonify in any investigation regarding SIM distribution.

     5.4 RETURN OF SIMS. Upon the expiration or termination of the Agreement, Vonify may request that MVNO and/or Customer promptly return all SIMs to Vonify that it has in inventory or otherwise controls within its sales channels as of the date of such expiration or termination. If Vonify requests the return of the SIMs, Vonify will reimburse MVNO and/or Customer the cost that MVNO and/or Customer paid for the returned SIMs.

6. DEVICES

     6.1 GENERALLY. Vonify shall not be responsible to MVNO/Customer or any End User for the sale, provision, installation, operation, quality of transmission, or testing and maintenance of any Device. MVNO/Customer is responsible for ensuring that all Devices meets (i) industry standards for compatibility with Services, (ii) Vonify's requirements for compatibility with Services (provided Vonify notifies MVNO/Customer), and (iii) all FCC and CRTC and other applicable regulatory authority requirements. Vonify is not obligated to activate a SIM for any Device that operates on a different radio frequency than Vonify's Service, or otherwise does not meet the applicable standards and requirements. If any Device fails to meet such requirements, MVNO/Customer shall use its best efforts to ensure that such Device is no longer used and shall, if necessary, terminate Service to such agent or End User. MVNO/Customer shall pay any charges, including additional roaming charges, incurred by Vonify because a Device does not meet Vonify's requirements.

     6.2 DUTY TO PROTECT. MVNO/Customer is responsible for safeguarding its Device and such Device's access to Service. For example, but without limitation, such safeguarding includes protecting its Services account information/number and PIN, by using firewall, anti-virus, anti-spam, or similar protective measures. MVNO/Customer is responsible to pay for any virus-related, spam-related, or other such similar resulting usage of the Network.

     6.3 SALE OF  DEVICES  BY  VONIFY.  Vonify  is under no  obligation  to sell
Devices (except SIMs) to MVNO/Customer. If Vonify chooses to sell certain Devices to MVNO/Customer, then (i) the terms and conditions shall be as set forth in a separate written agreement; and (ii) Vonify retains sole discretion to withhold other approved Devices from sale to MVNO/Customer.

     6.4 TRANS-SHIPPED DEVICES. MVNO/Customer and its agents shall not activate any Device they have reason to believe was sold by Vonify to one of Vonify's dealers or retailers. These sales are made on the condition that the Devices will not be trans-shipped (I.E. re-sold to third-party retailers or wholesalers).

7. RATES

     7.1 GENERALLY. MVNO/Customer will pay for Services at the rates set forth in the Service Plan(s) MVNO/Customer selects. The Service Plans available to MVNO/Customer are specifically described or referred to in the attached exhibit(s). Vonify's billing records and those of Vonify's authorized billing agent shall be the sole records used to determine what Services were rendered, and shall prevail over any records maintained by other third parties.

     7.2 MINIMUM REVENUE COMMITMENTS. MVNO/Customer agrees to the monthly Minimum Service revenue ("MSR") set forth in Exhibit A.

     7.3 MODIFICATION OF RATES

          7.3.1 BY MVNO/CUSTOMER. MVNO/Customer may change to another available Service Plan at any time provided it pays any applicable early cancellation or change fee. The change will normally be made within three (3) business days of Vonify's receipt of the request from MVNO/Customer and becomes effective on the first day of the following month's billing cycle.

          7.3.2 BY VONIFY. Vonify may modify a Service Plan or charge at any time in accordance with thirty (30) days' advance written notice to MVNO/Customer, provided that any modification not adverse to MVNO/Customer may be made immediately effective upon written notice and will not give MVNO/Customer the right to terminate this Agreement.

     7.4 PRORATIONS. Changes to service plans for existing subscribers made mid-billing cycle will be effective the first day of the following month's billing cycle, and will not be prorated for, nor effective in, the billing cycle in which the requested change is received.

     7.5 TAXES. MVNO/Customer will be responsible for all applicable federal, state, provincial and local sales, use, public utilities, gross receipts or other taxes, fees, or recoveries imposed on Vonify as a result of this Agreement (collectively, "Taxes") (other than taxes imposed on the net income of Vonify). Except to the extent that the MVNO/Customer demonstrates that it is exempt under applicable law from any such charge, there shall be added to any charges an amount equal to any tariff, duty, levy, tax, exaction or withholding tax, including but not limited to, sales, property, ad valorem and use taxes, or any tax in lieu thereof, imposed by any local, state, provincial or federal government or governmental agency with respect to the Services, or with respect to this Agreement itself, excepting only any taxes on or measured by the income of Vonify. In addition, Vonify may pass through to MVNO/Customer a proportionate charge for any governmental mandates imposed on Vonify.

     7.6 TARIFFS. If the Services become subject to any federal, state, provincial, or local regulation or tariff, then this Agreement shall be deemed amended immediately to conform to the requirements of such regulation or tariff, provided that any tariff changes initiated by Vonify shall still comply with notice provisions under this Agreement. Nothing in this Agreement shall be deemed (i) to require or preclude the use of tariff-equivalent or tariff-related charges, or (ii) to provide or imply that such charges are or are not appropriate in the provision of Service.

     7.7 SPECIAL OFFERS. Unless specified in the Service Plan or in a separate notice from Vonify to MVNO/Customer, MVNO/Customer will not be entitled to participate in any marketing promotions, reward programs, retention programs, device offers, or warranty and insurance packages offered by Vonify. If the Network does not prevent access to a Special Offer by End Users, MVNO/Customer may not encourage the use of the Special Offer by End Users and Vonify may impose a reasonable charge on MVNO/Customer if such usage occurs.

     7.8 SERVICE OUTAGES. In the event of a total Service outage within an Area which is not caused by MVNO/Customer or its End User and which lasts for a period of twenty-four (24) hours or more, a credit allowance will be made at MVNO/Customer's request in the form of a pro rata adjustment of the fixed charges billed by Vonify to MVNO/Customer with respect to such SIM. Periods of discontinuous outage may not be accumulated in determining if an outage has continued for at least twenty-four (24) hours. In order to receive such credit, MVNO/Customer must submit a written request to Vonify, stating the date and location of the outage, the SIMs affected, and such other information as Vonify may reasonably require. Such notice must be received by Vonify within ten (10) business days following the last date of the period of outage. EXCEPT AS PROVIDED HEREIN, VONIFY SHALL INCUR NO LIABILITY FOR SERVICE OUTAGES.

8. INVOICES, PAYMENTS, DISPUTED CHARGES AND SECURITY DEPOSIT

     8.1 INVOICES. Vonify will provide MVNO/Customer a summary invoice for all charges on a monthly basis, normally within ten (10) business days after the cut-off date for each billing cycle. MVNO/Customer must notify Vonify if MVNO/Customer has not received an invoice within twenty (20) days after the bill cycle cut-off date. Vonify will use reasonable efforts to have all SIMs of MVNO/Customer in a particular billing database assigned to a single cycle, but any SIM may be assigned to any cycle and the cycle to which a SIM is assigned may be changed from time to time; provided, however, that Vonify shall not unreasonably require multiple billing cycles for the same billing database. When practicable, Vonify will provide MVNO/Customer with forty-five (45) days' prior written notice of any change in billing cycles to be used with respect to SIMs assigned to MVNO/Customer. Invoice shall be delivered via email. If requested, back-up data in the form of call detail records (CDRs) shall be provided via an ftp site.

     8.2 PAYMENTS. Payment in full for each invoice shall be due at the location set forth in the invoice, in a form payable in U.S. currency, upon the due date set forth in the invoice. For purposes of payment, MVNO/Customer may rely only on the invoice and other billing data received from Vonify under Section 9 of this Agreement, and may not rely on any other source including information drawn from any Vonify or MVNO/Customer system. Depending on MVNO/Customer's payment history, Vonify may at its sole discretion require payment by certified check, money order, or wire transfer, if available. Payments are past due, and MVNO/Customer shall have committed an Event of Default, if not received by the due date shown on the invoice, or within thirty (30) days after the billing data was received under Section 9, whichever is later. Time is of the essence with respect to payment of Vonify's invoices. If a payment becomes past due, the account will accrue a late fee in an amount equal to one and one-half percent (1.5%) or the maximum lawful rate per month, whichever is less, of the of the unpaid balance of the Service charges calculated on a daily basis. MVNO/Customer agrees not to place any condition or restrictive legend, such as "Paid in Full", on any check or financial instrument used to make a payment. The parties agree that the negotiation of any such check or instrument so inscribed shall not constitute an accord and satisfaction.

Vonify prefers to receive payment via wire. If check is mailed, please allow for sufficient time for funds to be delivered and clear Vonify bank account to meet specified payment terms outlined in 11a. If payment is made via ACH electronic transfer, please allow for sufficient time for funds to be received by Vonify's bank (typically 2 business days).

     8.3 DISPUTED CHARGES. If MVNO/Customer disputes part of the monthly invoice, MVNO/Customer is required to notify Vonify in writing and to submit appropriate documentation justifying such dispute to Vonify as soon as it is aware of the dispute, but in no event later than the thirty (30) days after the invoice due date or such dispute is waived. Notwithstanding any such dispute, MVNO/Customer shall pay the full amount of any such bill pending the resolution of such dispute. Vonify will respond to MVNO/Customer's written dispute within thirty (30) days of receipt of such dispute. Vonify and MVNO/Customer shall use best efforts to resolve all disputes and Vonify shall promptly refund any amounts due upon dispute resolution. The parties agree to resolve any disputes remaining after these efforts under the alternative dispute resolution processes described in Section 18 below. The notice requirements in this paragraph shall not shorten the period within which actions must be filed as established by the applicable statute of limitations, but shall constitute a condition precedent to any right of the aggrieved party to contest prior invoices or payments. This condition is designed to allow each party the opportunity to preserve important evidence in defence of a claim.

     8.4 SECURITY DEPOSIT. Vonify may, at any time require a security deposit of its choice from MVNO/Customer in an amount equal to MVNO/Customer's projected two calendar months Service charges or MVNO/Customer's highest two Invoices over the prior six month period (or such lesser period if this Agreement has not been in effect for six months) as a condition to continuing to provide the Services. In addition, if MVNO/Customer's overall financial condition changes adversely during the term hereof (in Vonify's reasonable business judgment), and Vonify does not have security from MVNO/Customer in an amount equal to MVNO/Customer's projected two calendar month Service charges or MVNO/Customer's highest two Invoices within the prior six month period (or such lesser period if this Agreement has not been in effect for six months), Vonify may require additional security of its choice from MVNO/Customer at one times such amount. MVNO/Customer shall provide any such additional security to Vonify within five
(5) business days if the security is to be other than an irrevocable letter of credit or within seven (7) business days if the security is to be an irrevocable letter of credit from MVNO/Customer's receipt of Vonify's request for additional security. The fact that a security deposit has been made in no way relieves MVNO/Customer from complying with Vonify's requirements as to the prompt payment of bills. At such time as the provision of the Services to MVNO/Customer is terminated, any cash security deposit shall be returned to MVNO/Customer or any irrevocable letter of credit will be released and returned either (i) 21 business days following the last date MVNO/Customer generates a call record for Vonify's Services, or (ii) 72 hours following receipt by Vonify of full and final payment from MVNO/Customer, whichever occurs later. In the event Vonify determines that MVNO/Customer's circumstances are materially different than those considered by Vonify in its credit approval process, Vonify may take immediate action to safeguard its financial interests, including but not limited to requiring an additional security deposit and discontinuance of Services as described in this Agreement.

          8.4.1 INCREASED SECURITY. In the event MVNO/Customer's Service charges in any two month period exceeds one hundred and twenty (125) percent (the "Increased Usage") of the security deposit, Vonify, in its sole discretion, may require MVNO/Customer within twenty-four (24) hours of notice from Vonify increase MVNO/Customer's security deposit to equal no less than twenty five (25) percent of the amount of the Service charges up to and including the full amount of the Increased Service charges. If Vonify is required to apply funds from the Security Deposit to outstanding MVNO/Customer Invoices twice during any six-month period, MVNO/Customer agrees to increase the Security Deposit to equal two times the average monthly Service charges within ten (10) calendar days of written notice from Vonify. This provision shall not limit Vonify's right to demand an increased letter of credit or cash deposit under other provisions of this Agreement.

          8.4.2 CREDIT. MVNO/Customer's execution of this Agreement signifies MVNO/Customer's acceptance of Vonify's initial and continuing credit approval procedures and policies. Vonify reserves the right to withhold initiation of full implementation of Services under this Agreement pending initial satisfactory credit review and approval thereof which may be conditioned upon terms specified by Vonify including, but not limited to, security for payments due hereunder in the form of a cash deposit, guarantee, irrevocable letter of credit, or other means. Upon request by Vonify at any time, MVNO/Customer agrees to provide financial statements or other indications of financial circumstances. As may be determined by Vonify, in its sole discretion at any time, if the financial circumstances or payment history of MVNO/Customer is, or becomes unacceptable, Vonify may require a new or increased deposit, guarantee or irrevocable letter of credit at Vonify's discretion, to secure MVNO/Customer's payments for the term of the Agreement. Failure of MVNO/Customer to provide the requested security shall constitute a material breach of this Agreement.

9. BILLING DATA

     9.1 AVAILABILITY. Vonify will use reasonable efforts to provide electronic detailed billing data for all Services loaded into the MVNO/Customer's billing cycle. All Services specifically identified in the Exhibits to this Agreement will be loaded into such cycles. Subject to the provisions of Section 9.2 below, it is Vonify's sole determination as to what other Services are loaded into those billing cycles.

     9.2 DELIVERY. Where billing data is available for a Service, Vonify shall use reasonable efforts to provide MVNO/Customer with the detailed billing data described in Section 9.1 within fifteen (15) business days after the billing cycle cut-off date. Vonify shall provide access to one set of data per billing cycle. MVNO/Customer understands that Vonify may in its discretion assign MVNO/Customer's SIMs to multiple billing cycle databases. MVNO/Customer must notify Vonify of the name, postal address, email address, and telephone number of MVNO/Customer's billing agent at least forty-five (45) calendar days prior to the expected mailing date of the billing data. Each package delivered to MVNO/Customer's billing agent shall be labelled according to the then current procedures of Vonify's billing department. MVNO/Customer must notify Vonify immediately if it does not receive the electronic data within the fifteen (15) business day time frame. The media provided by Vonify will include reasonable billing information compiled using standard industry protocols. MVNO/Customer agrees to notify Vonify within three (3) business days after receiving such media if there are any flaws or defects, and to return the defective media to Vonify. MVNO/Customer shall pay Vonify's cost for any unreturned defective bill media.

10. ABUSIVE OR FRAUDULENT USE

     10.1 GENERALLY. Vonify may restrict or cancel Services to a SIM if there is a reasonable suspicion of abuse or fraudulent use. Vonify shall provide prompt notice of the restriction or termination to MVNO/Customer. MVNO/Customer agrees to make good faith efforts to minimize abuse or fraudulent use, to promptly report to Vonify any such abuse or fraudulent use of which MVNO/Customer becomes aware, and to cooperate in any investigation or prosecution initiated by Vonify. MVNO/Customer also agrees to use its best efforts to disable any SIMs, or otherwise block access to the Service to any End User suspected of abuse or fraudulent use. Abuse and fraudulent use of Services include, but are not limited to:

     (i) Attempting or assisting another to access, alter, or interfere with the communications of and/or information about another wireless customer;

     (ii) Tampering with or making an unauthorized connection to the Network;

     (iii)Installing any amplifiers, enhancers, repeaters, or other devices that modify the radio frequencies used to provide the Service;

     (iv) Subscription Fraud;

     (v) Using Service in such a manner so as to interfere unreasonably with the use of Services by one or more other Customers or End Users or to interfere unreasonably with Vonify's ability to provide Services;

     (vi) Using Services for obscene, salacious, or unlawful information;

     (vii) Using Services without permission on a stolen or lost Device;

     (viii) Unauthorized Access;

     10.2 LIABILITY FOR ABUSE OR FRAUDULENT USAGE. Liability for charges and other costs or damages resulting from abuse or fraudulent use shall be as follows:

          10.2.1 MVNO/Customer shall have sole liability for charges, costs or damages resulting from: (i) Subscription Fraud; (ii) any theft of a Device, an End User account or PIN number, or password associated with the Services; (iii) any abuse or fraud facilitated by MVNO/Customer, MVNO/Customer's employees, MVNO/Customer's agents or End Users; or (iv) any failure to give prompt notice of suspected abuse or fraudulent use based on information available to MVNO/Customer.

          10.2.2 MVNO/Customer shall have no liability for abuse or fraudulent use charges, costs or damages incurred after: i) MVNO/Customer has taken any and all actions under its control to stop such abuse or fraudulent use; and ii) either six (6) business hours after MVNO/Customer has notified Vonify of such abuse or fraudulent use or six (6) business hours after Vonify independently learns of such abuse or fraudulent use.

          10.2.3 MVNO/Customer shall not be liable for any charges relating to Unauthorized Access if MVNO/Customer provides Vonify with clear and convincing evidence of the Unauthorized Access, such as: (i) call detail information for the End User's account; and (ii) a statement by MVNO/Customer that it has thoroughly investigated the alleged Unauthorized Access and that it will cooperate reasonably in obtaining affidavits or other required documentation required for any prosecution of the person fraudulently using the Service. Vonify reserves the right to modify this provision to require affidavits prior to issuing any credits if MVNO/Customer does not comply with this Section. Such investigation by MVNO/Customer should include contacting or attempting to contact a sufficient number of recipients of calls at issue of each End User so as to establish a reasonable basis for inferring that the remainder of such calls were the result of Unauthorized Access.

11. CONFIDENTIALITY

     11.1 NON-DISCLOSURE OF CONFIDENTIAL INFORMATION. Either party may (but shall not be obligated to) disclose information to the other party that the disclosing party considers proprietary or confidential. Without the disclosing party's specific prior written consent, disclosure shall not be made to a third party (including but not limited to End Users) of any information which is designated confidential or proprietary and which is supplied by one party to the other party; and which information is not otherwise generally available to the public or is not already known to the other party; provided, however, either party may disclose such information in compliance with court processes or similar agency requirements if the other party has been given ten (10) days prior notice of the proposed disclosure or as much notice as is reasonably possible if the situation does not permit such ten (10)-day notice. The parties agree that equitable relief is available for any breach or threatened breach of this Section.

     11.2 ADDITIONAL PROTECTION OF CONFIDENTIAL INFORMATION. In the performance of this Agreement, Vonify, its Affiliates and their respective officers, directors, agents and employees may come into possession of information about MVNO/Customer's End Users, including but not limited to Numbers and usage or other forms of identification of End Users or Device, all of which information shall constitute confidential information of MVNO/Customer. Neither Vonify nor any person or entity obtaining such information by or through Vonify may use any such information except as required to provide Service to MVNO/Customer under this Agreement. However, any information independently developed by Vonify, which shall not include End User or MVNO/Customer content but which may include End User network usage and/or traffic data, may be used by Vonify at its sole discretion. Vonify acknowledges that it has no rights to End User or MVNO/Customer content carried by the Services.

12. MARKS

     12.1 VONIFY MARKS. MVNO/Customer recognizes the right, title and interest of Vonify and its respective Affiliates in and to all service marks, trademarks and trade names used by any of them in connection with the Services (the "Vonify Marks"). MVNO/Customer agrees not to engage in any activities or commit any acts, directly or indirectly, which may contest, dispute, or otherwise impair such right, title, and interest of Vonify and its respective Affiliates therein. MVNO/Customer will not gain any rights to the Vonify Marks by virtue of this Agreement and will not use any Vonify Marks without Vonify's prior written consent.

     12.2 MVNO/CUSTOMER MARKS. Vonify recognizes the right, title and interest of MVNO/Customer and its respective Affiliates in and to all service marks, trademarks and trade names used by any of them in connection with the Services (the "MVNO/Customer Marks"). Vonify agrees not to engage in any activities or commit any acts, directly or indirectly, which may contest, dispute, or otherwise impair such right, title, and interest of MVNO/Customer and its
respective  Affiliates  therein.   Vonify  will  not  gain  any  rights  to  the
MVNO/Customer Marks by virtue of this Agreement and will not use any MVNO/Customer Marks without MVNO/Customer's prior written consent.

     12.3 PROTECTION OF MARKS. Neither party will engage in any activity that may be harmful to the other party's goodwill or may reflect unfavourably on its marks. This prohibition includes, without limitation, the commission of any unfair trade practice, the publication of any false, misleading or deceptive advertising, or the commission of any fraud or misrepresentation.

13. INDEMNIFICATION AND INSURANCE

     13.1 INDEMNITY. MVNO/Customer and Vonify each hereby agree to defend, indemnify and hold harmless each other and each other's Affiliates, and their former, current, and future officers, directors, employees, agents, successors and assigns, from and against any claims, costs and expenses, including punitive damages, court costs, and reasonable attorneys' and expert witness' fees before and at trial and on appeal (collectively, "Claims"), arising from a breach of this Agreement by or any conduct in connection with this Agreement by the indemnifying party (including such party's Affiliates, and their officers, directors, employees, agents, and contractors). MVNO/Customer further agrees to defend, indemnify, and hold harmless Vonify, its Affiliates, and their former, current, and future officers, directors, employees, agents, successors, and assigns, from and against any Claims of End Users or Claims in connection with the acts or omissions of End Users. Notwithstanding the foregoing, the obligations of both MVNO/Customer and Vonify to defend, indemnify, and hold harmless shall not apply to the extent such claims result from the other party's negligence or wilful misconduct.

     Within ten (10) days after being notified of any Claim to which these indemnification obligations may apply, the party receiving such notice shall notify the party from whom the indemnification is sought (the "Indemnifying Party"), and shall give reasonable opportunity to the Indemnifying Party to defend the claim at its own expense and with counsel of its own selection; provided, however, that the party seeking indemnification shall at all times have the right to participate fully, at its own expense, in the defence of and to approve any settlement of the Claim.

     If the Indemnifying Party, within thirty (30) days after notice, shall fail to accept defence of the Claim, then the party seeking indemnification shall have the right, but not the obligation, to undertake the defence of, and to compromise or settle (exercising reasonable business judgment), the Claim on behalf, for the account, and at the risk of the Indemnifying Party. If the Claim cannot by its nature be defended solely by one party, the other party shall make available all information and assistance that may reasonably be requested, regardless of any obligations to indemnify hereunder.

     MVNO/Customer shall, at its own expense: (i) defend Vonify in any claim or legal action asserted or brought by a third party alleging that the application or services provided by MVNO/Customer hereunder or to an End User infringes any patent, trademark or copyright ("Infringement Claim"); and (ii) pay any settlement reached or final award, including reasonable attorneys' fees, for infringement. As a condition of such defence or payment, Vonify is required to:
(i) give MVNO/Customer prompt written notice of any Infringement Claim; (ii) provide MVNO/Customer with the sole control of the defence or settlement of the Infringement Claim; and (iii) cooperate fully with MVNO/Customer in such defence or settlement. Vonify may, at its own expense, participate fully in the defence of any such Infringement Claim.

     13.2 INSURANCE. MVNO/Customer shall keep in full force and effect a policy of public liability, personal injury, property damage, and contractual liability insurance with respect to the business operated by MVNO/Customer, which insurance shall cover each occurrence in an amount not less than $1,000,000 and shall cover property damage in an amount not less than $500,000.00. Such policy or policies shall name Vonify as an additional insured and shall be procured from an insurance carrier reasonably acceptable to Vonify. Upon request, MVNO/Customer shall furnish Vonify with a certificate evidencing such insurance. Such insurance shall provide that the insurer will not cancel, materially alter, or allow such insurance to expire without first giving Vonify thirty (30) days' notice.

14. NO WARRANTIES

VONIFY SUPPLIES SERVICES, AND NOT GOODS. VONIFY MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES OR THE PERFORMANCE OF ANY OBLIGATIONS HEREUNDER INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. ALL SUCH WARRANTIES ARE EXPRESSLY EXCLUDED. VONIFY IS NOT THE MANUFACTURER OF ANY CUSTOMER DEVICE AND MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT THERETO. TO THE EXTENT VONIFY PROVIDES ACCESS TO INFORMATION PROVIDED BY OTHER SOURCES, VONIFY ACCEPTS NO LIABILITY FOR AND MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE CONTENT THEREOF. CUSTOMER HAS NOT RELIED ON AND WILL NOT CLAIM THAT IT IS ENTITLED TO THE BENEFITS OF ANY REPRESENTATIONS, PROMISES, DESCRIPTION OF SERVICES OR OTHER STATEMENT NOT SPECIFICALLY SET FORTH IN THIS AGREEMENT.

15. LIMITATION OF LIABILITY

     15.1 NO CONSEQUENTIAL DAMAGES. NEITHER PARTY WILL BE LIABLE TO THE OTHER (OR ITS END USERS, CUSTOMERS OR ANY THIRD PARTY) FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF SUCH PARTY'S FAILURE TO PERFORM UNDER THIS AGREEMENT. NOTHING IN THIS SECTION 15 WILL LIMIT A PARTY'S OBLIGATION TO FULLY INDEMNIFY THE OTHER UNDER SECTION 13 FOR ACTIONS BROUGHT BY THE INDEMNIFYING PARTY'S CUSTOMERS, END USERS OR BY ANY THIRD-PARTY, EVEN IF SUCH ACTIONS INCLUDE CLAIMS FOR INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

     15.2 LIABILITY CAP. EXCEPT FOR LIABILITIES ARISING UNDER SECTION 10, THE AGGREGATE LIABILITY OF VONIFY FOR CLAIMS RELATING TO THIS AGREEMENT, WHETHER FOR BREACH OR IN TORT, WITH RESPECT TO CUSTOMER, END USERS, OR OTHER USERS OF THE SERVICE OR FACILITIES, WILL NOT EXCEED THE AMOUNT PAID BY MVNO/CUSTOMER TO VONIFY IN THE TWO (2) MONTH PERIOD PRECEDING THE DATE THE CLAIM AROSE.

     15.3 PARTY. FOR THE PURPOSES OF THIS SECTION 15, "PARTY" MEANS THE PARTY, ITS SUBSIDIARIES AND AFFILIATES AND THEIR RESPECTIVE OWNERS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, REPRESENTATIVES, SUBCONTRACTORS AND SUPPLIERS.

16. DEFAULT AND TERMINATION

     16.1 DEFAULT. This Agreement may be terminated upon an Event of Default by either party if such Event of Default is not cured by the defaulting party within thirty (30) days of receipt of written notice of the Default; provided, however, that in the case of failure to pay invoices in accordance with Section 8 or in the case of a violation of Sections 10, 11, or 12, this Agreement may be terminated if such Event of Default is not cured within ten (10) days of receipt of notice of the Default.

     16.2 TERMINATION FOR CONVENIENCE. Either party may terminate this Agreement at its convenience upon ninety (90) days' prior written notice to the other party.

     16.3 CONTINUATION OF SERVICE TO END USERS. Vonify has no obligation to provide Services to MVNO/Customer upon termination of this Agreement; however, in order to avoid disruption of Services to End Users, Vonify may continue Services directly to any End User who meets Vonify's credit or other eligibility requirements and enters into a contract for Services with Vonify. In that regard and upon request from Vonify, in the event of default by MVNO/Customer and the Agreement is terminated due to such default, MVNO/Customer must provide to Vonify a list of End Users, their addresses, phone numbers and any other information and assistance needed for Vonify to continue to provide Services to End Users. Vonify may notify End Users in any manner including, but not limited to calling, text messaging, hot-lining or any other form of communication in order to inform such End Users as to how they may maintain Services after termination of this Agreement if they so desire. Notwithstanding anything in this Agreement to the contrary, Vonify is not restricted in any way from providing Services directly to any End User who may request that Vonify do so.

     16.4 SURVIVAL OF OBLIGATIONS. Upon termination of this Agreement for any reason, all amounts owing to Vonify hereunder will become due and payable. Any part of this Agreement that may reasonably be interpreted or construed as surviving termination or which may be necessary or convenient for a party to effectively enforce the terms of this Agreement will survive the termination of this Agreement, including without limitation Sections 11 through 19.

     16.5 CUMULATIVE REMEDIES. Termination of this Agreement, regardless of cause or nature, shall be without prejudice to any other rights or remedies of the parties. Termination of this Agreement with or without cause shall not release either party from any liability which has already accrued to the other party, or which thereafter may accrue in respect to any act or omission prior to termination, or from any obligation that survives termination.

17. NOTICES. Except as otherwise provided in this Agreement, all notices required or permitted to be given hereunder shall be in writing and shall be delivered: (a) personally; (b) by certified mail, return receipt requested; (c) by an overnight courier service having a record of receipt; or (d) by facsimile, with a confirming copy sent by one of the other three methods described in this sentence. MVNO/Customer assumes responsibility for notifying Vonify of a change in the address or contact information. Notices shall be delivered to the persons identified below.

TO VONIFY:          Vonify Inc.
                    276 Pacific Avenue, Suite 3
                    Toronto, ON
                    Canada  M6P 2P9

                    ---------------------

                    ---------------------

                    ---------------------

                    ---------------------

                    ---------------------

 TO MVNO            MVNO Mobile Virtual Network Operator Corp.
                    Suite 101 - 349 Columbia Street,
                    New Westminster, BC V3L 5T6

                    ---------------------

                    ---------------------

                    ---------------------

                    ---------------------

TO CUSTOMER:        Cytta Corp.
                    Cyttalk Network Communications Inc.
                    905 Ventura Way,
                    Mill Valley, CA
                    USA  94941

                    ---------------------

                    ---------------------

                    ----------------------

                    ----------------------

     Either party hereto may change its address by a notice given to the other party hereto in the manner set forth above. All notices given under this Agreement shall be considered to have been received five (5) days after the mailing thereof or on the date of receipt thereof, whichever occurs first.

     MVNO/CUSTOMER AGREES THAT NOTICE BY ELECTRONIC MAIL TO A DESIGNATED PERSON SHALL BE SUFFICIENT FOR THE ANNOUNCEMENT OF NEW SERVICES, RATES, PROMOTIONS, POLICIES AND PROCEDURES.

18. ARBITRATION; JURISDICTION; GOVERNING LAW

     18.1 GOVERNING LAW. The validity, construction, and performance of this Agreement shall be governed by and interpreted in accordance with the laws of the Province of Ontario, Canada.

     18.2 ARBITRATION REQUIRED. The parties agree to settle any dispute arising out of or related to this Agreement through consultation and negotiation in good faith and in the spirit of mutual cooperation. Any dispute arising out of or related to this Agreement that cannot be resolved by negotiation shall be settled by binding arbitration in accordance with the United Nations Commission on International Trade Law (UNCITRAL) Arbitration Rules and Procedures (UNCITRAL Rules"), as amended by this Agreement. Such arbitration shall be held in Toronto, Canada. The parties will jointly select one (1) independent arbitrator familiar with the wireless telecommunications industry, provided that if the parties cannot agree on an arbitrator, the selection shall be made by ADR Chambers International (ADRCI) in accordance with the UNCITRAL Model Law Rules. Any award rendered by the arbitrator shall be conclusive and binding upon the parties hereto, provided that any such award shall be accompanied by a written opinion, including findings of fact and conclusions of law, of the arbitrator supporting the reasons for the award. The costs of arbitration, including the fees and expenses of the arbitrator, shall be shared equally by the parties unless the arbitration award provides otherwise. Each party shall bear the cost of preparing and presenting its case.

     The parties  agree that this  provision and the  arbitrator's  authority to grant relief shall be subject to the Ontario INTERNATIONAL COMMERCIAL ARBITRATION ACT and the provisions of this Agreement. In no event shall the arbitrator have the authority to make any award that provides for punitive or exemplary damages. The award may be confirmed and enforced in any court of competent jurisdiction.

     ALL DISCUSSIONS AND DOCUMENTS PREPARED PURSUANT TO ANY ATTEMPT TO RESOLVE A DISPUTE UNDER THIS PROVISION ARE CONFIDENTIAL AND FOR SETTLEMENT PURPOSES ONLY AND SHALL NOT BE ADMITTED IN ANY COURT OR OTHER FORUM AS AN ADMISSION OR OTHERWISE AGAINST A PARTY FOR ANY PURPOSE INCLUDING THE APPLICABILITY OF FEDERAL AND PROVINCIAL COURT RULES.

     ALL DISCUSSIONS AND DOCUMENTS PREPARED PURSUANT TO ANY ATTEMPT TO RESOLVE A DISPUTE UNDER THIS PROVISION ARE CONFIDENTIAL AND FOR SETTLEMENT PURPOSES ONLY AND SHALL NOT BE ADMITTED IN ANY COURT OR OTHER FORUM AS AN ADMISSION OR OTHERWISE AGAINST A PARTY FOR ANY PURPOSE INCLUDING THE APPLICABILITY OF FEDERAL AND PROVINCIAL COURT RULES.

19. GENERAL PROVISIONS

     19.1 FAIR DEALING AND ETHICAL CONDUCT. In all dealings with each other, End Users and third parties, MVNO/Customer and Vonify will be governed by the highest standards of honesty, integrity, fair dealing and ethical conduct.

     19.2 COMPLIANCE WITH LAWS. Vonify and MVNO/Customer shall at all times comply in all material respects with all laws, rules and regulations applicable to the performance of this Agreement.

     19.3 WAIVER. The waiver of any provision or default of this Agreement will not constitute a waiver of any other provision or default. If any provision of this Agreement is deemed to be unenforceable, the remaining provisions will remain in full force and effect.

     19.4 FORCE MAJEURE. Neither party will be liable for any loss, damage, cost, delay or failure to perform resulting from causes beyond its reasonable control including, but not limited to, acts of God, fires, floods, earthquakes, strikes, insurrections, governmental orders, riots, terrorism, power failures or surges, lightning or storms, or delays of suppliers or subcontractors for the same causes.

     19.5 SEVERABILITY. Should any part of this Agreement for any reason be declared invalid by court order or by any regulatory agency, such order shall not affect the validity of any remaining portion; and the remaining portion of the Agreement shall continue in full force and effect unless such order materially alters the nature of the obligations of either party hereto. In such event, this Agreement shall immediately terminate.

     19.6 ASSIGNMENT. Except as provided in this Section, neither party may assign or transfer this Agreement, or its rights or obligations hereunder, without the prior written consent of the other party. Vonify may assign this Agreement, without MVNO/Customer's consent, to: (i) any Affiliate of Vonify, or
(ii) any person or entity that acquires Vonify or substantially all of Vonify's business through any merger, consolidation or stock or asset purchase; provided that the assignee agrees to be bound by the provisions of this Agreement.

     19.7 ENTIRE AGREEMENT. This Agreement, which includes any specifically identified exhibits, sets forth the entire agreement between the parties concerning the subject matter hereof.

     19.8 CONSTRUCTION OF TERMS. This Agreement shall not be construed more strongly against any party regardless of who is responsible for its preparation or drafting.

     19.9  COUNTERPARTS.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same instrument.

20. INDEPENDENT INVESTIGATION

     Vonify and MVNO/Customer acknowledge they have read this Agreement and understand and accept all terms, conditions, and covenants. MVNO/Customer has independently investigated the business of providing wireless and VoIP terminations services and the profitability (if any) and risks thereof and is not relying on any representation, guarantee, or statement of Vonify other than as set forth in this Agreement.

     MVNO/Customer also acknowledges that Vonify does not represent: (i) the amount of profits, net or gross, that MVNO/Customer can expect from its operations under this Agreement or that MVNO/Customer will derive income from the sale of Vonify's services under this Agreement; (ii) that Vonify will refund any payments made by MVNO/Customer to Vonify under this Agreement except as otherwise provided herein; or (iii) that Vonify will provide a sales or marketing program that will enable MVNO/Customer to derive income under this agreement.

     MVNO/Customer further acknowledges that, except as specifically set forth in this Agreement, Vonify does not make any representations regarding: (i) the quantity or quality of Services to be sold by MVNO/Customer; (ii) the provision by Vonify to MVNO/Customer of training and management assistance; (iii) the size (other than the geographic area), choice, potential, or demographic nature of an Area or the number of other dealers or reselling MVNO/Customers that are or may in the future operate in that Area; (iv) the termination, transfer, or renewal provisions of this Agreement other than as set forth in the Agreement; or (v) the sponsorship or participation of a primary marketer of trademark products or services in MVNO/Customer's operations under this Agreement other than as may be set forth in this Agreement.

     Vonify acknowledges that MVNO/Customer may at any time solicit potential customers for wireless service provided by MVNO/Customer directly or indirectly through business relationships with entities competing with Vonify.

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the day and year first above written.

VONIFY INC. (Canada)                     CYTTA Corp.

VONIFY INC. (Cayman)                     Cyttalk Network Communications Inc.


By: /s/ Michael J Scott                  By /s/ Stephen Spalding
   ----------------------------            ----------------------------
   Michael J Scott                         Stephen Spalding
   President                               CEO

MVNO Mobile Virtual Network Operator Corp.


By /s/ Gary Campbell
   ----------------------------
   Gary Campbell,
   President

                                    Exhibit A

The Territory is the United States of America.

The marks and trade names preliminarily reserved to the parties hereunder are "Vonify", "Cytta", "MVNO" and "Cyttalk" with additions or subtractions thereto all subject to discussion and agreement between the Parties.

Pricing, costing, fees and expenses for the right to the Services shall be determined pursuant to the detailed fiscal schedules to be developed among the Parties.

The Services provided hereunder shall be those usually provided and available pursuant to a normal MNO/MVNO relationship. Additional and or specialized Services shall be determined between the Parties.